August 3, 2014 Confidential Discussion Materials Prepared for the Pioneer Special Committee STRICTLY CONFIDENTIAL Regarding Project Pioneer Exhibit (c)(2)

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Confidential
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1.  Executive Summary 1
2.  Review of Projections 6
3.  Preliminary Valuation Considerations 11
4.  Go-Shop Considerations 19
5.  Next Steps 29
Appendix 30
Table of Contents
Confidential Discussion Materials Prepared for the
Pioneer Special Committee

Executive Summary

Notable events since the July 14
th
Special Committee meeting include:
On July 21
st
, Court Square increased its offer to acquire Pioneer to $12.00 per share in cash
Ongoing negotiations of merger agreement and other transaction documents with target completion and potential signing of a deal on Monday August 4, 2014
Preparation of marketing materials to be used for the go-shop process anticipated by the merger agreement
Introduction
Executive Summary

Pioneer enters into confidentiality agreement with Party B

Recap of Key Events to Date
Executive Summary
Date Commentary
February 19, 2014
February 20, 2014
March 2, 2014
March 8, 2014
March 22, 2014
March 27, 2014
March 28, 2014
April 4, 2014
April 9, 2014
April 11, 2014
April 14, 17, 2014 Management conducts executive presentations for Court Square, Party A and Party B (by phone)
April 18, 2014 Bank of America Merrill Lynch discussion with the Special Committee
Special Committee considers whether to contact Party C to gauge their interest in participating in process
April 14 – April 28, 2014 Potential buyers conduct limited due diligence
Pioneer Management facilitates a half-day due diligence session with Court Square in Mt. Airy, NC
April 29, 2014 Bid deadline for preliminary non-binding indications of interest. Court Square submits non-binding indication of interest for $12.75 per share in cash
April 30, 2014 Special Committee meeting to evaluate Court Square proposal and review updated valuation considerations with BofA Merrill Lynch
May 1, 2014 Court Square increases offer to $12.85 per share in cash
May 6, 2014 – June 20, 2014 Court Square initial exclusivity period
June 20, 2014 Court Square exclusivity period extended until June 30, 2014
June 26, 2014 Court Square revises its offer to acquire Pioneer to $11.00 per share in cash
July 9, 2014 Court Square revises its offer to acquire Pioneer to $11.40 per share in cash
July 11, 2014 Court Square revises its offer to acquire Pioneer to $11.75 per share in cash
July 21, 2014 Court Square revises its offer to acquire Pioneer to $12.00 per share in cash
Pioneer receives an unsolicited indication of interest from Court Square for $12.50 - $13.00 per share in cash
Special Committee engages McGuireWoods LLP as independent legal advisor
The Special Committee appoints Bank of America Merrill Lynch as independent financial advisor
Bank of America Merrill Lynch presentation to the Special Committee
Special Committee reviews management forecasts
Special Committee reviews management forecasts
Bank of America Merrill Lynch discussion with the Special Committee
Special Committee reviews supplemental financial information on management forecasts
Pioneer enters into confidentiality agreement with Court Square
Management provides Bank of America Merrill Lynch revised Management Forecasts based on year-to-date performance prior sales process, Party A and Party B
The Special Committee convenes and authorizes Bank of America Merrill Lynch to contact a limited number of potential interested parties from the
Pioneer enters into confidentiality agreement with Party A
Pioneer Board establishes Special Committee of independent, disinterested directors
Bank of America Merrill Lynch presentation to the Special Committee on preliminary valuation considerations and strategic buyer affordability

Implied Premiums and Multiples of Revised Court Square Offer
Executive Summary
____________________
Source: Pioneer Management, public filings and FactSet as of August 1, 2014.
(1) Assumes $196.0 million in net debt as of June 30, 2014 based on revised Pioneer Management estimates as of July 29, 2014.
(2) FY2014E financial results for Pioneer Base Case and Pioneer Sensitivity Case adjusted to reflect actual results through May as well as preliminary June results as of August 1, 2014. Figures calendarized where appropriate.
Includes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.  CY2014E includes half of the ~$5 million adjustment due to calendarization.
Offer Price Per Share $12.00
Premium to:
Statistic
Current (8/1/14) $7.96 50.8%
30-Day VWAP 8.59 39.6%
90-Day VWAP 9.09 32.0%
52-Week High (8/5/13) 12.49 (3.9%)
52-Week Low (8/1/14) 7.96 50.8%
Diluted Shares Outstanding (mm) 32.771
Equity Value $393
Transaction Value $589
Pioneer Base Case Pioneer Sensitivity Case Wall Street Research
Statistic Implied Statistic Implied Statistic Implied
($mm) Multiple ($mm) Multiple ($mm) Multiple
EV / LTM Adj. EBITDA (FY'14E)
(2)
$76 7.8x $76 7.8x $70 8.4x
EV / CY2014E EBITDA
(2)
78 7.5 79 7.5 76 7.7
EV / CY2015E EBITDA 89 6.6 98 6.0 87 6.7
Plus: Net Debt (1) 196
Note: Dollars in millions, except per share figures. Pioneer fiscal year ends June 30 th
.

Transaction Sources & Uses
Executive Summary

____________________
Source: Court Square  (including based on data provided by Pioneer Management).
Note: Dollars in millions
(1) LTM EBITDA of $80mm as of June 30, 2014 includes adjustments related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses, Severance, and Public Company Costs.
(2) Reflects Company payment of FY2014 bonus from cash flow pre-close.
(3) Includes estimated PIONEER deal costs (BofAML fee and legal and other expenses) and estimated CSC deal costs (legal, Bain, Ernst & Young, printing, rating agencies and insurance broker fees and expenses).
Sources Uses
$ % of Total
LTM EBITDA
(1)
Multiple
First Lien TL
$290 46.0% 3.6x
Second Lien
150 23.8% 1.9x
Equity - CSC
170 27.0% 2.1x
Equity Rollover
20 3.2% 0.3x
Total Sources $630 100.0% 7.9x
$ % of Total
Equity Purchase Price (Diluted)
$393 62.4%
Refinanced Est. Net Debt at Close
(2)
200 31.7%
Financing Fees & OID
17 2.7%
Other Fees & Expenses
(3)
20 3.2%
Total Uses $630 100.0%

Executive Summary
Public Market Perspectives

____________________
Source: FactSet as of August 1, 2014 and Pioneer Base Case as of April 9, 2014.  Base Case 2014E figures updated to reflect revised management estimates as of August 1, 2014.
Note: Dollars in millions, except per share amounts. Financial metrics calendarized to December 31.
(1)
(2)
(3)
(4)
Pioneer:
$7.96
Pioneer receives an
unsolicited indication of
interest from Court
Square
February 19, 2014
Pioneer Daily Trading
Volume (Thousands)
Pioneer Stock Price
Pioneer enters exclusivity
period with Court Square
May 6, 2014
Pioneer Public Market Overview 2014 Stock Price Performance
Management conducts
executive presentations for
Court Square, Party A and
Party B
April 14&17, 2014
(4)
Pioneer
Wall Street
Research
Pioneer
Base Case
Market Stock Price (8/1/14) $7.96 $7.96
52-Week High (8/5/13) 12.49 12.49
% of 52-Week High 63.7% 63.7%
Diluted Shares (mm)
(1)
32.313 32.771
Equity Value $257 $261
Plus: Total Debt 238 197
Less: Cash & Cash Equivalents (4) (1)
Enterprise Value
(2)
$491 $457
Net Debt/CY 2014E EBITDA
3.1x 2.5x
Trading Multiples
CYE December 31,
Wall Street Research
(3)
2014E EBITDA
6.4x
2015E EBITDA
5.6
2014E EPS
15.1
2015E EPS
11.5
Pioneer Base Case
2014E EBITDA
5.9x
2015E EBITDA
5.1
2014E EPS
15.7
2015E EPS
10.8
89
0.51
0.74
$76
87
0.53
0.69
$78
Jan-2014 Mar-2014 May-2014 Aug-2014
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
0
250
500
750
1,000
1,250
Shares outstanding and options per company filings for Wall Street research and per Pioneer Management for Pioneer Base Case. Options accounted for using the treasury stock method.
Enterprise Value = Market Value of Equity + Short-term Debt + Long-term Debt - Cash and Marketable Securities.
Estimates obtained from Wall Street research and calendarized when necessary
FY2014E includes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance. CY2014E includes half of the ~$5 million adjustment due to calendarization.

Review of Projections

Summary of Financial Projections – Base Case
Review of Projections
____________________
Source: Pioneer Base Case as of April 9, 2014, with 2014E figures updated as of August 1, 2014 as explained in footnote (1).
Note: Dollars in millions, except per share figures.
(1) FY2014E estimates adjusted to reflect actual results through May as well as preliminary June results as of August 1, 2014. Capital Expenditures per Pioneer Base Case as of April 9, 2014. FY2014 Reported EBITDA
excludes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
Historical Pioneer Base Case
Fiscal Year Ending June 30,
'11-'13A '13A -'18E
2009A 2010A 2011A 2012A 2013A 2014E
(1)
2015E 2016E 2017E 2018E CAGR CAGR
Income Statement:
Non-storm-related Services Revenue $461 $457 $529 $615 $763 $746 $764 $826 $882 $926 20.0% 3.9%
% Growth -- (0.7%) 15.7% 16.1% 24.1% (2.1%) 2.3% 8.2% 6.7% 5.0%
Storm-related Services Revenue $153 $47 $65 $71 $156 $64 $75 $75 $75 $75 55.4% (13.6%)
% Growth -- (69.5%) 38.4% 9.3% 121.0% (58.8%) 16.8% 0.0% 0.0% 0.0%
New Opportunities Revenue -- -- -- -- -- -- $32 $54 $54 $49 NA  NA
% Growth -- -- -- -- -- -- NM 67.2% 0.0% (8.4%)
Total Revenue $613 $504 $594 $685 $919 $811 $871 $955 $1,010 $1,050 24.4% 2.7%
% Growth -- (17.8%) 17.8% 15.4% 34.1% (11.8%) 7.4% 9.7% 5.8% 3.9%
Gross Profit $110 $48 $68 $92 $147 $104 $118 $136 $146 $154 47.2% 0.9%
% Margin 18.0% 9.5% 11.4% 13.4% 16.0% 12.8% 13.6% 14.2% 14.4% 14.6%
Reported EBITDA $96 $22 $48 $64 $110 $71 $81 $97 $103 $109 51.8% (0.2%)
% Margin 15.7% 4.3% 8.0% 9.4% 11.9% 8.7% 9.3% 10.2% 10.2% 10.3%
Memo: EBITDA (Excl. New Opportunities) $96 $22 $48 $64 $110 $71 $79 $91 $96 $102 51.8% (1.5%)
EPS 0.94 $ (0.41) $  0.04 $ 0.31 $ 1.03 $    $0.42 0.59 $ 0.88 $ 1.02 $ 1.14 $ NM  2.2%
Cash Flow:
D&A $37 $36 $38 $38 $41 $40 $41 $41 $40 $40 4.4% (0.9%)
% of Revenue 6.0% 7.1% 6.4% 5.6% 4.5% 4.9% 4.7% 4.3% 3.9% 3.8%
Capital Expenditures, Gross $27 $18 $19 $34 $40 $31 $29 $53 $41 $45 45.4% 2.1%
% of Revenue 4.4% 3.5% 3.2% 4.9% 4.4% 3.9% 3.3% 5.6% 4.1% 4.3%
Business Acquisitions $25 $15 $0 $17 $70
-
% of Revenue 4.1% 3.0% 0.0% 2.5% 7.6% -
-
-
-
-
-
-
-
-

Fiscal Year Ending June 30,
'14E - '16E
2013 2014E 2015E 2016E
CAGR
Non-storm-related Services Revenue $751 $764 $841 $922 9.9%
Storm-related Services Revenue 167 81 90 99 10.4%
New Opportunities Revenue -- -- -- -- NA
Total Revenue $919 $845 $931 $1,021 9.9%
Reported EBITDA 110 90 107 118 14.3%
Non-storm-related Services Revenue $763 $746 $764 $826 5.2%
Storm-related Services Revenue 156 64 75 75 8.1%
New Opportunities Revenue -- -- 32 54 NA
Total Revenue $919 $811 $871 $955 8.5%
Reported EBITDA 110 71 81 97 17.1%
Non-storm-related Services Revenue $763 $746 $764 $826 5.2%
Storm-related Services Revenue 156 64 75 75 8.1%
New Opportunities Revenue -- -- 48 200 NA
Total Revenue $919 $811 $887 $1,101 16.5%
Reported EBITDA 110 71 83 113 26.7%
Non-storm-related Services Revenue $763 $753 $809 NA NA
Storm-related Services Revenue 156 72 64 NA NA
New Opportunities Revenue -- -- -- -- NA
Total Revenue $919 $826 $873 $962 7.9%
Reported EBITDA 110 70 82 93 15.5%
Pioneer Base
Case
Pioneer Aug-13
Management
Case
Wall Street
Consensus
Pioneer
Sensitivity Case

Pioneer Forecast Comparison
Review of Projections
(1)
____________________
Source: Pioneer Management and FactSet as of July 11, 2014. 2014E figures updated to reflect latest management estimates as of August 1, 2014.
Note: Dollars in millions.
(1) FY2014 Reported EBITDA excludes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.

Bank of America
Merrill Lynch

Δ

Δ

Δ

Δ

Δ

Δ

Δ

Δ

($ in Millions, Except per Share)
Actual vs. Budgeted Results
Review of Projections
____________________
Source: Pioneer Management.
Fiscal Year Ending June 30,
2010 2011 2012 2013 2014
Actual Non-storm-related Services Revenue $457 $529 $615 $763 $746
Budgeted Non-storm-related Services Revenue 540 520 602 778 764
($83) $10 $13 ($15) ($18)
Actual Storm-related Services Revenue $47 $65 $71 $156 $64
Budgeted Storm-related Services Revenue 75 50 50 54 81
($28) $15 $21 $102 ($17)
Actual Total Revenue $504 $594 $685 $919 $811
Budgeted Total Revenue 615 570 652 832 845
($111) $24 $33 $87 ($35)
Actual Gross Profit $48 $68 $92 $147 $104
Budgeted Gross Profit 102 76 93 113 130
($55) ($9) ($1) $35 ($26)
Actual Gross Profit Margin 9.5% 11.4% 13.4% 16.0% 12.8%
Budgeted Gross Profit Margin 16.6% 13.4% 14.3% 13.5% 15.3%
(7.2%) (2.0%) (0.9%) 2.5% (2.5%)
Actual EBITDA $32 $48 $64 $110 $71
Budgeted EBITDA NA 60 65 78 90
NA ($12) ($0) $31 ($19)
Actual EBITDA Margin 6.3% 8.0% 9.4% 11.9% 8.7%
Budgeted EBITDA Margin NA 10.5% 9.9% 9.4% 10.7%
NA (2.5%) (0.5%) 2.5% (1.9%)
Actual EPS ($0.28) $0.04 $0.31 $1.03 $0.42
Budgeted EPS 0.73 0.34 0.31 0.50 0.80
($1.01) ($0.30)
-
$0.53 ($0.38)
Revenue
Gross Profit
EBITDA
EPS
EBITDA
Margin
Gross Profit
Margin

Review of 2014E Projections
Pioneer Base Case vs. Wall Street Projections
Review of Projections
____________________
Source: Pioneer Base Case as of April 9, 2014 and Wall Street Research. Management 2014E figures updated to reflect management forecast as of August 1, 2014. FY2014 Reported EBITDA excludes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
Note: Dollars in U.S. millions.
(1) Including Q3 actual.
(1)
(1)
(US$ in millions)
Actual Q4E 2014E
Q1 Q2 Q3 Management Street
Core Services Revenue $190.2 $189.1 $175.5 $191.6 $199.4 ($7.8) $746.4 $754.3 ($7.8)
Y/Y Change 6.6% 7.6% 11.2% 10.3% -- -- 8.8% -- --
% of FY2014 25.5% 25.3% 23.5% 25.7% 26.4% -- -- -- --
Quarter Contribution in '13 25.9% 25.4% 23.3% 25.5% -- -- -- -- --
Storm Revenue 3.1 21.8 32.1 7.3 12.4 (5.1) 64.2 69.3 (5.1)
Total Revenue $193.3 $210.9 $207.6 $198.9 $211.8 ($12.9) $810.7 $823.6 ($12.9)
Gross Profit $19.9 $30.9 $26.2 $26.7 $28.3 ($1.6) $103.7 $105.4 ($1.6)
% of Revenue 10.3% 14.7% 12.6% 13.4% 13.4% -- 12.8% 12.8% --
SG&A $17.1 $19.7 $18.9 $17.2 $19.3 ($2.2) $72.9 $75.1 ($2.2)
% of Revenue 8.8% 9.4% 9.1% 8.6% 9.1% -- 9.0% 9.1% --
Operating Income $2.8 $11.2 $7.3 $9.5 $8.8 $0.7 $30.8 $30.1 $0.7
% of Revenue 1.4% 5.3% 3.5% 4.8% 4.2% -- 3.8% 3.7% --
% of FY2014 9.1% 36.3% 23.8% 30.9% 29.3% -- -- -- --
Quarter Contribution in '13 25.8% 57.9% 9.5% 6.8% -- -- -- -- --
Reported EBITDA $12.8 $21.5 $17.1 $19.3 $18.9 $0.3 $70.7 $70.3 $0.3
Y/Y Change (54.3%) (57.4%) 4.3% 30.1% -- -- (35.6%) -- --
% of FY2014 18.1% 30.4% 24.2% 27.2% 26.9% -- -- -- --
Quarter Contribution in '13 25.5% 46.0% 14.9% 13.5% -- -- -- -- --
Net Income $1.0 $5.7 $2.8 $4.2 $4.2 $0.0 $13.7 $13.7 $0.0
Y/Y Change (89.7%) (76.0%) 4.8% 603.7% -- -- (61.9%) -- --
% of FY2014 7.0% 41.4% 20.7% 30.9% 30.9% -- -- -- --
Quarter Contribution in '13 25.6% 65.2% 7.4% 1.7% -- -- -- -- --
Management Street

Review of Projections

____________________
(2)
(1)
2014 Analyst Estimates by Quarter vs. Budget
Reported EBITDA EPS
Q4 FY2014 FY2014 Q4 FY2014 FY2014
Wall Street Consensus $18.9 $69.9 $0.13 $0.42
% of Full Year EBITDA / EPS 27.1% 30.6%
Current Management Estimate $19.3 $70.7 $0.13 $0.42
Difference vs. Consensus $0.3 $0.8 $0.00 ($0.00)
% Difference vs. Consensus 1.8% 1.1% 0.2% (0.7%)
Memo
Prior Management Forecast $17.7 $69.1 $0.08 $0.37
Wall Street Analysts
Avondale Partners $19.0 $70.0 $0.14 $0.43
BB&T Capital Markets 17.1 68.3 0.09 0.38
FBR 18.5 69.7 0.11 0.40
Janney Montgomery Scott NA NA 0.13 0.42
Jefferies 20.0 69.0 0.16 0.45
KeyBanc 19.6 70.8 0.15 0.44
Stifel Nicolaus 19.3 71.6 0.12 0.42
Consensus $18.9 $69.9 $0.13 $0.42
Source: Pioneer Base Case as of April 9, 2014 (with 2014E figures updated as of August 1, 2014 as explained in footnote(1)) and Wall Street Research.
Note: Dollars in U.S. millions.
(1)
Based on 2014E figures updated to reflect actual results through May as well as preliminary June results as of August 1, 2014.  FY2014 Reported EBITDA excludes ~$5 million adjustment related to Loss on
Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
(2)
Pioneer Base Case as of April 9, 2014.

Preliminary Valuation Considerations

Summary of Changes Compared to July 14
th
Special
Committee Materials
____________________
Source: Pioneer Base Case as of April 9, 2014.  2014E figures updated to reflect revised management estimates as of August 1 2014.
Change Commentary
Pioneer Forecast
Updated financial results for FY2014
Total revenue increased from $803mm to $811mm
Storm revenue increased  from $63mm to $64mm
EBITDA increased  from $67mm to $71mm
Adjusted EBITDA increased from $72mm to $76mm
Increased normalized year capital expenditures from $25
million to $27 million
Decreased change in working capital in the terminal year
from ($4) million to ($3) million
Management provided updated estimates for FY2014
financial results on August 1, 2014
2015 -2018E forecast remains unchanged
Management provided refined capex estimate to also
include $2 million for IT, financial system and other items
in addition to $25 million for fleet maintenance
Working capital change aligned with lower perpetual
growth rate as compared to the projected period as
suggested by management
Valuation
Updated market data as of August 1, 2014
Reduced EV/EBITDA multiples for selected publicly traded
companies analysis
CY2014: from 7.0x-8.0x to 6.5x-7.5x
CY2015: from 6.0x-7.0x to 5.5x-6.5x
Expanded EV/EBITDA exit multiples for LBO analysis from
8.0x-9.0x to 7.0x-9.0x
Multiples range brought in line with current trading levels
of selected publicly traded companies and Pioneer
Multiples range to reflect potential IPO exit in addition to a sale of the Company at the end of the LBO holding period

Equity Value Per Share
Preliminary Valuation Considerations
____________________
Source: Public filings, Pioneer Base Case and Pioneer Sensitivity Case as of April 9, 2014, and FactSet as of August 1, 2014.  2014E figures updated to reflect revised management estimates as of August 1, 2014.
Note: All per share figures rounded to nearest $0.25, except 52-Week Low/High. Based on 31.939 million common shares outstanding, 2.884 million options outstanding at an average strike price of $11.50 per share, and 0.392 million RSUs, per Pioneer Management as of
July 23, 2014 and accounted for using the treasury stock method. Assumes $196.0 million in net debt as of June 30, 2014 based on revised management estimates as of July 29, 2014.
(1) Based on Pioneer Management “Base Case” forecast as prepared by Pioneer management (“Pioneer Base Case”), which as revised on April 9, 2014, includes $75 million of normalized storm revenue at a 30% gross margin for 2015-2018 and the following “New
Opportunities” – Opportunity 6, Opportunity 3, Opportunity 4 and Opportunity 1, which collectively provides FY2015 revenue and EBITDA of $32mm and $2mm respectively. 2014E results updated to reflect actual results through May as well as preliminary results as of
August 1, 2014.
(2) Based on Management “Sensitivity Case” forecast as prepared by Pioneer management (“Pioneer Sensitivity Case”), which in addition to the Pioneer Base Case as of April 9, 2014 includes two additional “New Opportunities” of Opportunity 7 and Opportunity 2, which collectively provide incremental FY2015 revenue and EBITDA of $16mm and $2mm, respectively.
(3) The Pioneer Sensitivity Case was produced for the Committee for information purposes only.  The Committee has advised Bank of America Merrill Lynch that, based on the most current facts and circumstances regarding the Company’s business, it does not believe that the two additional “New Opportunities” included in the Pioneer Sensitivity Case are reasonably likely to be achieved and therefore has not given material consideration to the Pioneer Sensitivity Case. Accordingly, the Committee instructed Bank of America Merrill Lynch to disregard the Pioneer Sensitivity Case for its analysis.
(4) Discounted by one period at cost of equity of 9.0%.
(5) FY2014E includes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance. CY2014E includes half of the ~$5 million adjustment due to calendarization.
Court Square
Offer: $12.00
Current Share
Price: $7.96
Pioneer Sensitivity Case
(Information Only)
(2)(3)
Pioneer Base Case
(1)(5)
Reference Points
52-Week Present Value
Selected Publicly
Selected
Low / High of Analyst Traded Companies DCF Analysis Precedent LBO Analysis DCF Analysis LBO Analysis
Closing Price
Price Targets
(4)
CY'14E EBITDA CY'15E EBITDA (Base Case) Transactions (Base Case) (Sensitivity Case) (Sensitivity Case)
Low Price Targets Multiple Range Multiple Range Discount Rate Multiple Range Leverage Discount Rate Leverage
08/01/14 $10.00 - $13.00 6.5x - 7.5x 5.5x - 6.5x 7.5% - 9.5% 7.5x - 8.5x 4.75x LTM EBITDA 7.5% - 9.5% 4.75x LTM EBITDA
High Low
CY'14E Adj. EBITDA
(5)
CY'15E EBITDA Term. Growth Rate FY'14E Adj. EBITDA
(5)
Target IRR Term. Growth Rate Target IRR
08/05/13 Jefferies $78 mm $89 mm 2.5% - 3.0% $76 mm 20.0% - 25.0% 2.5% - 3.0% 20.0% - 25.0%
52-Wk VWAP High Impl. Exit Multiple Exit Multiples Impl. Exit Multiple Exit Multiples
$10.21 6.4x - 10.0x 7.0x - 9.0x 6.6x - 10.2x 7.0x - 9.0x FBR & Janney
Montgomery Scott
$7.96
$9.25
$9.50
$9.00
$11.50
$11.25
$10.50
$13.25
$12.25
$12.49
$12.00
$11.75 $11.75
$20.75
$13.50
$14.50
$23.50
$17.00
0.00
5.00
10.00
15.00
20.00
$25.00

____________________
Source: Wall Street research.
Wall Street Research Perspectives
Preliminary Valuation Considerations
Broker Date Recommendation Price Target Price Target Methodology
FBR & Co. 5/7/2014 Buy $13.00 8.5x CY2014 EV / EBITDA
Janney Montgomery Scott 5/7/2014 Buy 13.00 8.2x FY2015 EV / EBITDA
BB&T 5/7/2014 Buy 12.00 7.2x CY2015 EV / EBITDA
Jefferies 5/6/2014 Hold 10.00 6.5x CY2015 EV / EBITDA
Avondale Partners 5/6/2014 Hold 11.00 7.0x FY2015 EV / EBITDA
Stifel Nicolaus 5/7/2014 Hold -- --
KeyBanc 5/7/2014 Hold -- --
Mean $11.80

Bank of America Merrill Lynch

	MYR		AEGION	DYCOM	EMCOR	MasTec	Quanta Services

Selected Publicly Trading Companies
Preliminary Valuation Considerations
____________________
Source: Company filings and FactSet as of August 1, 2014.
Note: Dollar amounts in U.S. millions except per share amounts.
(1)      Enterprise Value = Market Value of Equity + Short-term Debt + Long-term Debt + Preferred Equity + Minority Interest - Cash and Marketable Securities.
(2) Estimates obtained from Wall Street research and calendarized when necessary.
(3) Based on Wall Street research.
(4) Excluding Pioneer.
Mean
(4)
Median
(4)
Price as of 8/01/2014 $7.96 $25.11 $11.58 $23.06 $28.12 $40.82 $27.15 $33.83 --  --
Price as % of 52 Wk High 63.7% 92.5% 85.2% 90.5% 83.9% 85.4% 61.4% 91.3% -- --
Price as % of 52 Wk Low 100.5% 117.6% 162.9% 120.5% 118.7% 112.6% 101.9% 132.3% -- --
Market Value $257 $554 $596 $886 $995 $2,782 $2,144 $7,340 --  --
Enterprise Value
(1)
$491 $500 $796 $1,137 $1,389 $2,704 $3,034 $7,084 --  --
Moody's Credit Rating NA  NA  B3  NA  Ba2  Ba1  Ba2  WR  --  --
EV / CY 2014E EBITDA
(2)
6.4x 5.8x 6.5x 8.3x 7.0x 7.2x 6.7x 9.2x 7.3x 7.0x
EV / CY 2015E EBITDA
(2) 5.6x 5.4x 5.7x 7.2x 6.1x 6.5x 5.5x 7.4x 6.3x 6.1x
Price / CY 2014E Earnings
(2)
15.1x 16.1x 15.0x 15.0x 20.5x 15.5x 14.9x 17.1x 16.3x 15.5x
Price / CY 2015E Earnings
(2)
11.5x 14.5x 10.8x 12.3x 15.0x 13.7x 11.0x 14.3x 13.1x 13.7x
LT EPS Growth Rate -- 9.7% -- 13.3% 12.9% 12.6% 12.3% 12.8% 12.3% 12.7%
Net Debt / CY 2014E EBITDA 3.1x (0.6x) 1.6x 1.7x 2.0x (0.2x) 2.0x (0.3x) 0.9x 1.6x
Net Debt / CY 2015E EBITDA 2.7x (0.6x) 1.4x 1.5x 1.7x (0.2x) 1.6x (0.3x) 0.7x 1.4x
(3)
Pioneer

____________________
Source: Publicly available information.
Note: Dollar amounts in U.S. millions.
Selected Precedent Transactions in Services
Preliminary Valuation Considerations
EV/EBITDA
Announced Close Date Target Acquiror Transaction Value LTM NTM
Sep-13 Oct-13 Utilities Services Associates First Reserve – – –
Dec-12 Dec-12 Power Holdings Kelso & Co. – – –
Jul-12 Feb-13 The Shaw Group Chicago Bridge & Iron $1,900 7.0x –
Jun-12 Jul-12 UC Synergetic, Inc. Pike Electric 70 7.0 7.5x
Feb-12 May-12 Flint URS 1,462 10.6 –
Aug-11 Aug-11 Pine Valley Power Pike Electric 25 – –
May-11 Jun-11 MacTec AMEC 280 – –
May-11 Jun-11 USM Services Holdings EMCOR Group 255 7.0 –
Apr-11 Jun-11 Peak Energy Clean Harbors 207 5.9 –
Jan-11 Jan-11 Fisk Electric Tutor Perini 105 – –
Oct-10 Oct-10 Valard Construction Ltd. Quanta Services 219 5.5 –
Jun-10 Jun-10 Klondyke Construction LLC Pike Electric 17 – –
Jun-10 Sep-10 Scott Wilson Group URS 319 5.5 –
Mar-10 Jul-10 InfrastruX Group Willbros 604 9.3 7.4
Nov-09 Jun-10 AREVA T&D Alstom SA 4,967 5.7 –
Jun-08 Sep-08 Shaw Energy Pike Electric 24 – –
Mean 7.1x 7.5x
Median 6.5x 7.5x

Provides engineering, procurement, and construction management services for the hydrocarbon industry worldwide
Provides E&C and procurement and project management services services to the oil & gas, refining, chemical & petrochemical, & power industries mining, industrial facilities, transportation, and water resources sectors
Provides program management, construction, engineering, procurement, operations, and maintenance services to oil and gas, mining, and power clients
Provides engineering, construction, and technical services for railways, buildings and infrastructure, environment and natural resources, and roads sectors
Provides engineering, operations, and maintenance services to the owners of energy assets globally metals and energy & environmental industries
Provides engineering and construction services, technology products and integrated solutions to the onshore oil & gas, refining & chemicals, mining &
Provides environmental, health, safety, risk and social consulting services globally
Provides environmental planning, assessment & remediation, infrastructure engineering, water resources & constr. support services
Provides engineering, planning, design and management services for infrastructure development worldwide transportation; and maintenance services
Provides a range of integrated products and services for the oil and gas industry including: production services; infrastructure construction; oilfield services primarily for the power and infrastructure markets
Provides technology, engineering, procurement, construction, maintenance, fabrication, manufacturing, consulting, remediation and facilities management
Provides general contracting and construction management services in the United States, Canada, and Europe.
Operates and provides nuclear decommissioning services for 22 nuclear power plants in the U.K.
Provides safe recycling, processing & disposal of nuclear material to the U.S. Department of Energy, commercial utilities, medical & research facilities.
environmental, architecture, geospatial information technology, homeland security, oil & gas, telecom & utilities, water and urban development markets
Provides engineering services for public and private sector clients including services for surface transportation, aviation, rail & transit, defense,
Austrailia, Papua New Guinea, and South East Asia
Provides engineering and construction contracting, and procurement and construction services primarily to the oil and gas, and minerals sectors in
Provides engineering services to the energy and infrastructure end markets in Western Canada
Provides engineering, construction, and technical services for public agencies and private sector companies around the world
Provides integrated engineering, construction, and management solutions to the power, environmental management, defense, oil and gas processing,
Provides consulting, engineering, and design, build and operate services to water/wastewater, environmental, transportation, and facilities clients globally
Provides consulting, planning, design & engineering, programme, project & constr. management, and operations and maintenance for infrastructure sector
Multi-disciplinary professional services consultancy specializing in building, transport & infrastructure, management & industrial and energy & environment, social infrastructure, transport, and water market sectors worldwide
Provides engineering and construction, as well as power generating equipment business worldwide. The comapny designs, engineers, and constructs providing a full range of services from planning to design, delivery and asset management
Provides engineering, strategic consulting, and project delivery services and serves defense, energy, environment, industry, mining and metals, power, onshore and offshore upstream oil and gas processing facilities; as well as related infrastructure

____________________
Source: CapitalIQ and Company filings.      Note:  US Dollars in millions.
(1)
(2) Represents FY 2012 multiple.
(3) Financials based on FY 2011. EV / EBITDA multiple incl. pension liabilities (6.8x excl. pension liabilities).
(2)
(1) (1)
(4)
(5) Subsequent to the announcement, the merger agreement was amended in
Nov. 2007 to increase the stock component. To that end, the transaction value and
Selected Precedent Transactions in Engineering & Construction
Preliminary Valuation Considerations
Ann. Transaction Value Revenue TV / LTM
Date Acquirer Target Target Description ($ in mm) ($ in mm) Revenue EBITDA
7/13/14 AECOM URS Corp $6,113 $10,700 0.57x 8.7x
3/12/14 WSP Global Inc. KRG Capital Partners 366 280 1.31 8.3
1/13/14 Amec Plc Foster Wheeler AG 2,950 3,315 0.89 10.1
12/11/13 Murray & Roberts Holdings Ltd. Clough 435 625 0.70 4.3
9/8/13 Jacobs Engineering Sinclair Knight Merz 1100 919 0.90 7.5
7/29/13 Integrated Mission Solutions Michael Baker Corporation 318 576 0.55 8.8
1/7/13 Energy Capital Partners EnergySolutions 1,120 1,796 0.62 8.3
12/28/12 Granite Construction Kenny Construction 130 270 0.48 5.0
7/30/12
Chicago Bridge &
Iron
The Shaw Group 1,910 5,400 0.35 7.0
6/7/12 GENIVAR
WSP Group
(3)
637 1,100 0.58 7.8
2/20/12 URS Flint Energy Services
(4)
1,500 1,992 0.75 8.5
9/26/11 CH2M Hill Halcrow 466 790 0.60 9.1
5/18/11 AMEC MACTEC 280 400 0.70 7.0
5/15/11 Charterhouse Capital Partners
Environmental Resources
Management
950 484 1.96 11.7
12/21/10 Jacobs Engineering Aker Solutions 675 1,696 0.40 7.2
12/13/10 Wood Group PSN 955 1,200 0.80 9.6
6/28/10 URS Scott Wilson 336 523 0.64 9.8
9/17/09 Balfour Beatty Parsons Brinckerhoff 626 2,340 0.27 6.0
2/11/08 AECOM Earth Tech 510 1,300 0.40 7.0
5/27/07 URS
Washington Group
(5)
2,403 3,407 0.71 15.9
5/15/07 CH2M Hill VECO 463 875 0.53 6.3
2/8/07 WorleyParsons Colt Engineering 875 619 1.41 9.7
10/6/04 Worley Group Parsons E&C Corporation 245 541 0.45 6.9
Mean 0.72x 8.3x
Median 0.62 8.3
Mean (Ex URS/Washington) 0.72 7.9
Median (Ex URS/Washington) 0.61 8.0
JEC 9/8/13 press release indicated approximately US$1.2bn purchase price for Sinclair Knight Merz (SKM), reflecting enterprise val. of US$1.1bn.  Assumes exch. rate of USD/AUD 0.92 as of 9/8/13 ann. date.
Pro forma for Flint Energy Services’ acquisition of Carson.
LTM TV/EBITDA multiple were $3.0bn and 16.7x, respectively.

Discounted
PV of Terminal Value
(2)
at a
Enterprise Value at a
Discount Cash Flows Perpetual Growth Rate of Perpetual Growth Rate of
Rate '15E - '18E 2.50% 2.75% 3.00% 2.50% 2.75% 3.00%
7.5% $88 $725 $765 $809 $813 $853 $898
8.5% 87 584 611 641 671 698 727
9.5% 85 485 504 525 570 589 610
Equity Value per Share at a Implied EBITDA Multiple at a
Discount Net Perpetual Growth Rate of Perpetual Growth Rate of
Rate Debt 2.50% 2.75% 3.00% 2.50% 2.75% 3.00%
7.5% ($196) $18.46 $19.60 $20.87 8.9x 9.4x 10.0x
8.5% (196) 14.41 15.20 16.03 7.5 7.8 8.2
9.5% (196) 11.43 12.00 12.61 6.4 6.7 7.0

____________________
Source: Pioneer Base Case as of April 9, 2014. 2014E figures updated to reflect revised management forecast as of August 1, 2014.
Note: Dollars in millions. Assumes valuation as of June 30, 2014, mid-year discounting methodology, 40% tax rate and net debt as of June 30, 2014 per revised management estimates as of July 29, 2014.
(1) Normalized Year capex is comprised of $25 million for fleet maintenance and $1.5 million for IT/financial systems and other items.  Depreciation is assumed to equal capex in the Normalized Year.
(2) Includes present value of 2019 tax-effected deferred compensation payment of $2.7 million, assuming a 40% tax rate.
Pioneer Base Case – Perpetuity Growth Rate Method
Preliminary Discounted Cash Flow Analysis
Preliminary Valuation Considerations
Fiscal Year Ending June 30,
Normalized
2015E 2016E 2017E 2018E Year
(1)
Revenue $871 $955 $1,010 $1,050 $1,050
% Growth 16.6% 9.7% 5.8% 3.9%
EBITDA
$81 $97 $103 $109 $109
% Margin 9.3% 10.2% 10.2% 10.3% 10.3%
Less: Depreciation & Amortization (41) (41) (40) (40) (27)
EBIT $39 $56 $63 $69 $82
% Margin 4.5% 5.8% 6.3% 6.6% 7.8%
Less: Income Taxes (16) (22) (25) (28) (33)
Tax-effected EBIT $24 $33 $38 $41 $49
Plus: Depreciation & Amortization 41 41 40 40 27
Less: Capex, Net (29) (53) (41) (45) (27)
Less: Change in Working Capital (6) (9) (8) (4) (3)
Unlevered FCF $30 $13 $28 $32 $46
% Growth (57.6%) 126.4% 12.1%
-

WACC Sensitivity
Calculating WACC
Weighted Average Cost of Capital Analysis
____________________
Note: Dollars in millions.
Source: Public company filings, Barra, and Ibbotson 2014.
(1)
(2)
(3)
(4)
(5)
(6)
(7)
Preliminary Valuation Considerations
Barra Betas of Selected Companies
Beta Equity Net Net Debt /
Selected Companies Levered
(1)
Unlevered
(2)
Mkt. Cap Debt/(Cash) Net Cap
Quanta Services 1.31 1.31 $7,340 ($256) (3.6%)
Emcor 1.32 1.32 2,782 (78) (2.9%)
MasTec 1.68 1.32 2,144 890 29.3%
Dycom 1.30 1.03 995 395 28.4%
Aegion 1.40 1.18 886 251 22.1%
MYR Group 1.13 1.13 554 (54) (10.9%)
Willbros Group 1.51 1.24 596 199 25.1%
Average 1.38 1.22 $2,185 $192 12.5%
Pioneer
(7)
1.42 0.95 257 196 43.2%
ERP Average
Geometric Arithmetic
Risk Free Rate
(3)
3.03% 3.03%
Unlevered Beta
(2)
0.95 0.95
Levered Beta
(4)
1.04 1.04
Historical Risk Premium 4.92% 6.96%
Cost of Equity 8.14% 10.25%
Pre-tax Cost of Debt 5.75% 5.75%
Tax Rate 40.00% 40.00%
After-Tax Cost of Debt
(5)
3.45% 3.45%
Target Net Debt/Total Net Cap. 13.7% 13.7%
WACC 7.49% 9.32%
Cost of Equity
Net Debt / Net Debt/ Net Debt/ Est. Cost Geometric Mean ERP Arithmetic Mean ERP
EBITDA Eq. Val. Net Cap.
of Debt
(6)
0.80      0.90      1.00      1.10      0.80      0.90      1.00      1.10
0.0x 0.0% 0.0% 5.50%
6.97%    7.46%    7.95%    8.44%    8.60%    9.29%    9.99%    10.69%
1.0 15.8% 13.7% 5.75% 6.81%    7.27%    7.74%    8.20%    8.35%    9.01%    9.67%    10.32%
2.0 37.6% 27.4% 6.00% 6.69%    7.13%    7.57%    8.01%    8.14%    8.76%    9.38%    10.00%
3.0 69.6% 41.0% 6.25% 6.62%    7.03%    7.44%    7.85%    7.98%    8.56%    9.14%    9.73%
3.5 90.9% 47.6% 6.38% 6.59%    6.99%    7.39%    7.79%    7.92%    8.48%    9.04%    9.61%
For each selected company, represents Beta as sourced from Barra.
Unlevered Beta = Levered Beta/(1 + ((1 - Tax Rate) * Net Debt/Equity)).  Unlevered Beta = Levered Beta for company’s with a net cash position.
Twenty Year U.S. Government Bond Yield as of August 1, 2014.
Represents levering of the Unlevered Beta with Levered Beta = (Unlevered Beta)*(1+(1-Tax Rate)*(Net Debt/Equity)).  Levered Beta = Unlevered Beta at a hypothetical capital structure with no debt.
After-tax cost of debt at 40% tax rate.
Represents range of cost of debt for an illustrative WACC range.
Assumes $196.0 million in net debt as of June 30, 2014 based on revised Pioneer Management estimates as of July 29, 2014.

Go-Shop Considerations

Management to respond to buyer questions and facilitate follow-up due diligence
S M T W Th F S
1 2 3 4 5 6
7 8 9 10 11 12 13
14 15 16 17 18 19 20
21 22 23 24 25 26 27
28 29 30
September
Proposed Go-Shop Process
Go-Shop Considerations

U.S. Holiday
Announcement Date
End of Illustrative Go-Shop Period
____________________
Source: Draft merger agreement dated August 1, 2014.
(1) A definitive agreement entered into with a buyer resulting from the go-shop process (and with any Excluded Party) is subject to the 2.5% termination fee. All other Company terminations are subject to the 4%
termination fee.
S M T W Th F S
1 2 3 4 5
6 7 8 9 10 11 12
13 14 15 16 17 18 19
20 21 22 23 24 25 26
27 28 29 30 31
July
S M T W Th F S
1 2
3 4 5 6 7 8 9
10 11 12 13 14 15 16
17 18 19 20 21 22 23
24 25 26 27 28 29 30
31
August
Date
Days Remaining in
Go -Shop After Step Events
August 4 30 Illustrative Announcement Date
August 4 - 8 25 Distribute teaser and non-disclosure agreement (“NDA”) to prospective buyers via
e-mail
Initiate outbound calls to prospective buyers
Negotiate NDA with parties who express an interest in acquiring the company
Upon execution of NDA, provide access to a virtual dataroom (“VDR”)
Distribute management presentation materials
Schedule in-person / telephonic management presentations / Q&A sessions, as appropriate
August 9 -29 6 Conduct management presentations and Q&A sessions activities
Send formal process letter outlining requirements for initial indications to interested parties
Valuation
Form of consideration
Sources of financing
Marked contract
Confirmation that due diligence is substantially completed
Key buyer timing constraints (e.g., approval process, regulatory)
September 1 3 Initial non-binding indications, including marked merger agreement, due no later than
September 4
September 2 -3 1
Identify indications which Special Committee determines are or would reasonably be expected to result in a Superior Proposal
September 4 0
September 14 -17 -14 Potential buyers determined to be Excluded Parties can continue negotiating definitive agreement
Finalize and sign agreement with new buyer and terminate agreement with Court
Square, if applicable, subject to Court Square “matching” rights
Date by which potential buyers can submit written offers in order to qualify as
Excluded Parties with whom Pioneer can continue to negotiate for the next 14 days
(1)
Review non-binding indications with Special Committee

Bank of America Merrill Lynch

Based on Public Data

Post Execution of a Non-Disclosure Agreement

Key Marketing and Diligence Materials / Activities
Go-Shop Considerations
Teaser
Summary of information on the business, investment highlights, deal with Court Square and go-shop process
To be sent to potential buyers on day 1 of go-shop period
Buyer Call
Scripted call to potential buyers
Similar content as teaser document
Potential to assess interest of buyer to participate in go-shop process
Management
Presentation/
Meeting
Management Presentation to be sent to potential buyers
In-person / telephonic meetings with management to discuss management presentation on specific topics /
Q&A as requested by buyers
Financial Model
Model with financial projections of 2014-2018 and update on 2014 performance to be sent to potential buyers
Virtual Dataroom
Virtual dataroom based on Court Square dataroom
Initially restrict access to competitively sensitive information for potential buyers with a strategic interest in the sector
Follow-Up Due Diligence
Activities
Facilitate follow-up due diligence activities as appropriate
____________________
Source: Pioneer Management.

Summary of Potential Buyers
Go-Shop Considerations

Potential Buyers
Financial
Advent International
AEA
American Securities
Apollo
Ares / Angeleno Group
Bain Capital
BC Partners
Berkshire Hathaway
Berkshire Partners
Bilfinger
Blackstone
Carlyle
CCMP Capital
CD&R
Edgewater Funds
Energy Capital
EQT
First Reserve
Goldman Sachs PE
Hellman & Friedman
I-Squared Capital
Jordan Company
Kelso & Company
Kohlberg & Company
KRG Capital
Leonard Green
Madison Dearborn
New Mountain Capital
Oak Hill Capital
Oaktree Capital
Odyssey Investment Partners
Olympus Partners
OMERS Private Equity
ONEX
Teachers Private Capital
River Stone
Skanska
TA Associates
TPG
Transfield Services
Trilantic
Veritas Capital
Warburg Pincus
Strategic
Aegion
Dycom
Emcor
Ferrovial
Granite
Kalpataru
Mastec
MYR Group
Quanta Services
Southwest Gas
Spie
Valmont
Willbros
WorleyParsons

Bank of America Merrill Lynch

AEGION				▪ ▪
DYCOM INDUSTRIES INC	✓			▪ ▪
EMCOR				▪ ▪
ferrovial				▪ ▪ ▪
GRANITE	✓			▪ ▪
KALPA-TARU POWER TRANSMISSION	✓			▪ ▪ ▪

Name
Potentially
Reduced
Disclosure
Enterprise
Value ($MM) Company Contact Rationale to Include
$1,137
David Martin
CFO
David Morris
SVP, General Counsel
Actively pursuing acquisitions, although electrical T&D less of a focus
CEO recently resigned
1,389
Steve Nielson
CEO
Pioneer would add diversification
Recently acquisitive
2,704
Anthony Guzzi
CEO
National E&C player with broad services portfolio
Recently acquired RepconStrickland (turnaround
maintenance, engineering and construction services to
energy companies)
23,635
Iñigo Meirás
CEO
Santiago Olivares
Ferrovial Servicios CEO
Actively looking for acquisitions in North America
Expressed interest in industrial services assets, particularly around electrical T&D
Typically do not pay full multiples
1,412
Jim Roberts
CEO
Recently entered T&D market with acquisition of Kenny
Construction
Have targeted this end market for further investment and
growth
707
Manish Mohnot
Executive Director
Has been actively looking for acquisitions in America
Familiar with electrical T&D assets
Looking to build business in U.S. that has both a service and manufacturing component

Potential Strategic Buyers
Go-Shop Considerations
____________________
Source: FactSet as of August 1 2014.
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
(1)

Potential Strategic Buyers (Cont’d)
Go-Shop Considerations
____________________
Source: FactSet as of August 1 2014
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
Name
Potentially
Reduced
Disclosure
Enterprise
Value ($MM) Company Contact Rationale to Include
$3,034
Jose Mas
CEO
Pablo Alvarez
EVP, M&A
Would significantly increase scale
Typically do not pay full multiples
Acquisitions tend to be smaller
500
William Koertner
CEO
Would diversify business mix away from transmission and
round out service platform
Pioneer would be a large transaction
7,084
Jim O’Neil
CEO
Derrick Jensen
CFO
Current industry participant with deep knowledge of sector
Targets acquisitions that focus on adding adjacent capabilities and/or geographies
3,589
Edward Janov
SVP, Corporate Development
Currently has a significant services business, largely focused on pipeline distribution
Has expressed interest in electrical distribution
–
Jérôme Vanhove
VP, Head of M&A
4,086
Brian Desigio
VP, Corporate Development
Has electrical T&D towers business
Services acquisition is less of a focus
796
Randy Harl
CEO
Van Welch
CFO
Current industry participant that knows industry well
Pioneer would be a large transaction
4,772
Andrew Wood
CEO
Strong capability in T&D
Actively looking to expand in North America
Recent profit downgrade may impact acquisition appetite in
the short term
(1)
Currently focused on Europe, but would consider US post IPO

Name
Potentially
Reduced
Disclosure
Current Fund
Size ($MM) Company Contact Rationale to Include
$10,800
Stephen Hoffmeister
Managing Director
Gurinder Grewal
Principal
Strong focus on industrial services
2,000
Louis Sharpe
Managing Director
Experience with outsourced businesses
Willing to pay for quality businesses
Focused on business with EV between $200MM and $2BN
3,640
Matt LeBaron
Managing Director
Likes founder/family run companies
Owns United Distribution Group  (largest distributor of
industrial supplies in North America)
18,400
Geoffrey Strong
Partner
Comfortable with business, regulatory or legal complexity
Focused on industrial sector
4,700 /
~250
Nate Walton
Principal – Ares
Focused on E&P sector
7,300
Todd Cook
Managing Director
Strong focus on Industrial and E&P investment
opportunities
8,600
Michael Chang
Partner
Owns SGB-SMIT (producer of transformers for
transmission and distribution)
4,500
Jeff Dodge
Director of Business
Development
Previous experience with E&P related investments
Typically focused on growth opportunities

Potential Financial Buyers
Go-Shop Considerations
____________________
Source: CapitalIQ, Preqin and press release.
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
(1)

Bank of America
Merrill Lynch

Blackstone				■
CCMP Capital				■
Clayton Dubilier & Rice				■ ■ ■
the edgewater funds				■
Energy Capital Partners	✓			■ ■ ■
First Reserve Corporation	✓			■ ■
Goldman Sachs Private Equity Group				■
I Squared Capital				■ ■

Potential Financial Buyers (Cont’d)
Go-Shop Considerations
____________________
Source: CapitalIQ, Preqin and press release.
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
Name
Potentially
Reduced
Disclosure
(1)
Current Fund
Size ($MM) Company Contact Rationale to Include
$16,200
Neil Simpkins
Managing Director
Julia Kahr
Managing Director
Recently acquired Gates Corporation (provider of advanced
power transmission and fluid transfer solutions by
engineering products and services)
3,500
Tim Walsh
Managing Director
John Warner
Managing Director
Focused on E&P related investment opportunities
6,250
Nathan Sleeper
Partner
George Jaquette
Partner
Experience with multi-service companies
Likes margin opportunities and acquisition growth plays
Owns Brand Energy & Infrastructure Services (provider of
specialized services to the global energy, industrial and
infrastructure markets)
1,400
Gerald Saltarelli
Principal
Greg Jones
Focused on lower middle market investment opportunities
4,300
Rahman D’Argenio
Principal
Very familiar with T&D industry
Owns PLH Group (construction and maintenance services
to electric power delivery and pipeline industries)
Recent acquisitions of NESCO Holdings (specialty rental
equipment)
9,000
Neil Wizel
Managing Director
Owns Utilities Services Associates (provider of
maintenance, repair and construction services for power
transmission and distribution of infrastructure industry)
Owns Dixie Electric (provider of electrical infrastructure and automation services)
20,300
Scott Lebovitz
Managing Director
Active in industrial sector across a wide range of
transaction sizes
-
Sadek Wahba
Managing Partner
Thomas Lefebvre
Specialized in infrastructure related investments
Owns DTE Energy Services (provider of fully integrated
comprehensive energy solution to energy-intensive
industrial, institutional and commercial businesses)

Bank of America Merrill Lynch

The Jordan Company				■ ■ ■
Kelso & Company	✓			■
Kohlberg & Company				■ ■
KRG Capital Partners				■
LGP Leonard Green & Partners, L.P.				■
MDP® Madison Dearborn Partners				■
NMC				■ ■
Oak Hill Capital Partners				■ ■
Oaktree Capital Management, LLC	✓			■

Name
Potentially
Reduced
Disclosure
Current Fund
Size ($MM) Company Contact Rationale to Include
$3,400
Dan Pezley
Vice President
Focused on companies with EV between $100MM and
$2BN
Generalist firm with a wide array of industrial holdings
including both products and services
Prefers to work with business owner/founder
3,000
Chris Collins
Principal
Owns PowerTeam Services (provider of outsourced services
for the maintenance, repair and installation of electric and natural gas infrastructure; merged with Power Holdings in
2013)
1,600
Ahmed Wahla
Partner
Owns Sabre Industries (manufacturer of electrical T&D
towers and poles)
Familiar with E&C industry
2,000
Piotr Biezychudek
Vice President
Business/industrial services and energy
services/infrastructure are key sectors of interest
6,250
Christian McCollum
Partner
Owns United States Infrastructure Corporation (provider of
underground utility locating services)
4,100
Tom Souleles
Managing Director
Rich Copans
Director
Interested in business services opportunities, as well as
construction, and energy and power among other things
3,000
Matthew Ebbel
Managing Director
Generalist firm that typically invests $100-$500 million
Experienced with operating business services portfolio
companies
3,800
Brian Cherry
Partner
Strong focus on industrial related opportunities
Experienced with working alongside business
owner/founder
5,000
Mike Harmon
Managing Director
Recently acquired Highstar Capital Team (infrastructure
investment manager that invested ~$7.7 billion in energy,
environmental services and transportation infrastructure)

Potential Financial Buyers (Cont’d)
Go-Shop Considerations
____________________
Source: CapitalIQ, Preqin and press release.
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
(1)

Bank of America Merrill Lynch

Odyssey Investment Partners, LLC				▪ ▪
Olympus Partners				▪ ▪
OMERS Private Equity				▪ ▪
ONEX				▪ ▪ ▪
Ontario Teachers' Private Capital				▪
Riverstone				▪
Trilantic Capital Partners				▪ ▪
Veritas Capital				▪
Warburg Pincus				▪

Potential Financial Buyers (Cont’d)
Go-Shop Considerations
____________________
Source: CapitalIQ, Preqin and press release.
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
Name
Potentially
Reduced
Disclosure
Current Fund
Size ($MM) Company Contact Rationale to Include
$2,000
Brian Zaumeyer
Principal
Focused on industrial investment opportunities
Owns Integrated Power Services (provider of motor and
generator repair services)
2,500
Paul Rubin
Partner
Jason Miller
Principal
Focused on industrial and business services related
investments
Owns Professional Services Industries (provider of
construction testing, environmental consulting and
geotechnical engineering services)
_
Marl Dolfato
Managing Director
Focused on companies with EV between $200MM and
$1.5BN
Experienced with co-investing opportunities with
management
5,200
Manish Srivastava
Partner
Focused on industrial services
Interested in consolidation opportunities
Actively seeking new investment opportunities
5,000
Russell Hammond
Director
Focused on power service and equipment among industrial
opportunities
7,700
Baran Tekkora
Partner
Focused on E&P related opportunities
2,200
Glenn Jacobson
Managing Director
Strong focus on industrials and E&P related opportunities
Focused on companies with EV between $100MM and
$1BN
1,225
Joe Benavides
Principal
Experience with highly regulated industries
11,200
Uzair Dossani
Principal
Strong focus on industrial and services related investment
opportunities
(1)

Bank of America Merrill Lynch

BERKSHIRE HATHAWAY INC.				▪
BILFINGER				▪
THE CARLYLE GROUP				▪
EQT Where energy meets innovation.				▪
HELLMAN & FRIEDMAN LLC				▪
SKANSKA				▪
TA Associates				▪
TPG CAPITAL				▪
TRANSFIELD SERVICES				▪

Additional Potential Buyers
Go-Shop Considerations
____________________
Source: CapitalIQ, Preqin, Factset, press release and FactSet as of August 1, 2014.
(1) Pioneer management has recommended to initially restrict competitively sensitive information to parties with strategic interest in the sector.
Name
Potentially
Reduced
Disclosure
(1)
Current Fund
Size / EV ($MM)
Company Contact Rationale to Include
$337,000
Gregory E. Abel
Chairman, President, CEO,
MidAmerican Energy
Contacted in previous sale process
3,804
Duncan Ball
Joint CEO
Frank Schramm
Joint CEO
Contacted in previous sale process
13,000
Rodney Cohen
Managing Director Contacted in previous sale process
17,260
Glen T. Matsumoto
Partner
Tomas Aubell
Partner
Contacted in previous sale process
9,000
Erik Ragatz
Managing Director
Focus on industrials and services sectors
9,800
Magnus Persson
Regional Manager
Contacted in previous sale process
5,750
Michael Berk
Managing Director
Jeffrey Del Papa
Senior Vice President
Cathy Gao
Associate
Contacted in previous sale process
18,900
Michael MacDougall
Partner
Bryan Taylor
Partner
Contacted in previous sale process
1,228
Graeme Hunt
Managing Director, CEO
Tiernan O’Rourke
CFO
Contacted in previous sale process

Next Steps

Next Steps
Special Committee considers Court Square’s revised offer price for Pioneer and other terms and conditions of proposed transaction
Weighs potential Court Square merger versus perceived risks and opportunities inherent in standalone plan as well as versus other alternatives
If Special Committee determines to recommend a merger with Court Square, Special Committee to:
Discuss and agree on go-shop process, including:
–
Buyers to contact
–
Materials to provide to potential buyers (Teaser, Management Presentation and financial model)
–
Level of access to virtual data room
Recommend to the Board of Directors to approve the merger

Appendix

New Opportunities Included in Pioneer Base Case
Appendix
Opportunity Commentary Forecast Performance
Opportunity 6
Transmission lines out of SCANA, Pioneer providing proposal shortly and expect to pick up 50–200 miles (modeled 100 miles)
Project would take 2–3 years, leased equipment lowers margins but no capex required
Contract is being put out to RFP and management has a high degree of confidence that Pioneer will win the business
Opportunity 3
Have contract in place and base business in model; upside from ramp up to run-rate
Gross margins grow from 15% to 18%, capex already in place and in model
Opportunity 4
Contract in place, have already started work with over 100 people; opportunity is additional upside
Opportunity 1
Traditional T&D customer looking for an additional supplier; assume 20%
margin
Working with SVP of Transmission; currently in test with 10 employees
Pioneer Management advised that it was not a finalist for the 7-year MSA contract but plans to bid for smaller projects with potentially higher margins
____________________
Source: Pioneer Management.
Note: Dollars in millions. Assumes new capital expenditures depreciated to zero over ten years.
2015E 2016E 2017E 2018E
Revenue
$18.0 $22.5 $22.5 $18.0
Gross Profit
2.3 2.9 2.9 2.3
EBITDA
0.7 1.3 1.2 0.5
Capex
- - - -
2015E 2016E 2017E 2018E
Revenue $2.0 $2.0 $2.0 $2.0
Gross Profit 0.3 0.3 0.4 0.4
EBITDA
0.1 0.1 0.1 0.1
Capex
- - - -
2015E 2016E 2017E 2018E
Revenue $7.0 $14.0 $14.0 $14.0
Gross Profit 1.0 2.0 2.0 2.0
EBITDA
0.7 2.2 2.1 2.1
Capex
4.0 5.5 - -
2015E 2016E 2017E 2018E
Revenue $5.0 $15.0 $15.0 $15.0
Gross Profit 1.0 3.0 3.0 3.0
EBITDA
0.7 3.5 3.4 3.4
Capex
4.8 9.8 - -
Subtotal:
Revenue $32.0 $53.5 $53.5 $49.0
Gross Profit 4.6 8.2 8.2 7.7
EBITDA
2.3 7.0 6.9 6.1
Capex
8.8 15.3 0.0 0.0

Summary of Financial Projections – Sensitivity Case
Appendix
____________________
Source: Pioneer Sensitivity Case as of April 9, 2014. with 2014E figures updated as of August 1, 2014 as explained in footnote (1).
Note: Dollars in millions, except per share figures.
(1) FY2014E estimates adjusted to reflect actual results through May as well as latest June estimates as of August 1, 2014. Capital Expenditures per Pioneer Base Case as of April 9, 2014.  FY2014 Reported EBITDA
excludes ~$5 million adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
Historical Pioneer Sensitivity Case
Fiscal Year Ending June 30,
2009A 2010A 2011A 2012A 2013A 2014E
(1)
2015E 2016E 2017E 2018E
Income Statement:
Non-storm-related Services Revenue $461 $457 $529 $615 $763 $746 $764 $826 $882 $926
% Growth -- (0.7%) 15.7% 16.1% 24.1% (2.1%) 2.3% 8.2% 6.7% 5.0%
Storm-related Services Revenue $153 $47 $65 $71 $156 $64 $75 $75 $75 $75
% Growth -- (69.5%) 38.4% 9.3% 121.0% (58.8%) 16.8% 0.0% 0.0% 0.0%
New Opportunities Revenue -- -- -- -- -- $48 $200 $210 $201
% Growth -- -- -- -- -- -- NM NM 5.1% (4.2%)
Total Revenue $613 $504 $594 $685 $919 $811 $887 $1,101 $1,166 $1,202
% Growth -- (17.8%) 17.8% 15.4% 34.1% (11.8%) 9.4% 24.2% 6.0% 3.0%
Gross Profit $110 $48 $68 $92 $147 $104 $121 $158 $171 $178
% Margin 18.0% 9.5% 11.4% 13.4% 16.0% 12.8% 13.7% 14.3% 14.7% 14.8%
Reported EBITDA $96 $22 $48 $64 $110 $71 $83 $113 $122 $126
% Margin 15.7% 4.3% 8.0% 9.4% 11.9% 8.7% 9.3% 10.3% 10.5% 10.5%
Memo: EBITDA (Excl. New Opportunities) $96 $22 $48 $64 $110 $71 $79 $91 $96 $102
EPS $0.94 ($0.41) $0.04 $0.31 $1.03 $0.42 $0.63 $1.18 $1.37 $1.47
Cash Flow:
D&A $37 $36 $38 $38 $41 $40 $41 $42 $40 $40
% of Revenue 6.0% 7.1% 6.4% 5.6% 4.5% 4.9% 4.7% 3.8% 3.4% 3.3%
Capital Expenditures, Gross $27 $18 $19 $34 $40 $31 $30 $53 $41 $45
% of Revenue 4.4% 3.5% 3.2% 4.9% 4.4% 3.9% 3.4% 4.8% 3.6% 3.7%
Business Acquisitions $25 $15 $0 $17 $70
% of Revenue 4.1% 3.0% 0.0% 2.5% 7.6%
_ _ _ _ _
_ _ _ _ _
_
'11-'13A '13A -'18E
CAGR CAGR
20.0% 3.9%
55.4% (13.6%)
NA  NA
24.4% 5.5%
47.2% 3.9%
51.8% 2.8%
51.8% (1.5%)
NM  7.4%
4.4% (0.8%)
45.4% 2.1%

____________________
Source: Pioneer Sensitivity Case as of April 9, 2014. 2014E figures updated to reflect revised management forecast as of August 1, 2014.
Note: Dollars in millions. Assumes valuation as of June 30, 2014, mid-year discounting methodology, 40% tax rate and net debt as of June 30, 2014 per revised management estimates as of July 29, 2014.
(1) Normalized Year capex is comprised of $25 million for fleet maintenance and $1.5 million for IT/financial systems and other items.  Depreciation is assumed to equal capex in the Normalized Year. Excludes
Opportunity 7 project revenue and EBITDA.
(2) Includes present value of 2019 tax-effected deferred compensation payment of $2.7 million, assuming a 40% tax rate and the release of $13 million of working capital of Opportunity 7.
Pioneer Sensitivity Case – Perpetuity Growth Rate Method
Preliminary Discounted Cash Flow Analysis
Appendix
Fiscal Year Ending June 30,
Normalized
2015E 2016E 2017E 2018E
   Year
(1)
Revenue $887 $1,101 $1,166 $1,202 $1,081
% Growth 18.8% 24.2% 6.0% 3.0%
EBITDA
$83 $113 $122 $126 $116
% Margin 9.3% 10.3% 10.5% 10.5% 10.8%
Less: Depreciation & Amortization (41) (42) (40) (40) (27)
EBIT $41 $72 $82 $86 $90
% Margin 4.6% 6.5% 7.0% 7.2% 8.3%
Less: Income Taxes (16) (29) (33) (34) (36)
Tax-effected EBIT $25 $43 $49 $52 54
Plus: Depreciation & Amortization 41 42 40 40 27
Less: Capex, Net (30) (53) (41) (45) (27)
Less: Change in Working Capital (8) (23) (9) (4) (4)
Unlevered FCF $28 $9 $39 $43 $50
% Growth - (69.5%) 348.6% 10.7%
Discounted
PV of Terminal Value
(2)
at a
Enterprise Value at a
Discount Cash Flows Perpetual Growth Rate of Perpetual Growth Rate of
Rate '15E - '18E 2.50% 2.75% 3.00% 2.50% 2.75% 3.00%
7.5% $100 $804 $848 $897 $904 $948 $997
8.5% 98 650 679 711 748 777 810
9.5% 96 540 561 584 636 658 680
Equity Value per Share at a Implied EBITDA Multiple at a
Discount Net Perpetual Growth Rate of Perpetual Growth Rate of
Rate Debt 2.50% 2.75% 3.00% 2.50% 2.75% 3.00%
7.5% ($196) $21.05 $22.30 $23.68 9.2x 9.7x 10.2x
8.5% (196) 16.61 17.45 18.37 7.7 8.0 8.4
9.5% (196) 13.39 14.01 14.68 6.6 6.9 7.1

Appendix
Illustrative LBO Analysis – Pioneer Base Case
PF Capitalization ($14.00 Offer Price) Sources and Uses ($14.00 Offer Price)
____________________
Source: Pioneer Base Case as of April 9, 2014 and FactSet as of June 25, 2014. 2014E figures updated to reflect revised management estimates as of August 1, 2014.
Note: Dollars in millions. Assumes illustrative June 30, 2014 transaction close. Based on 31.939 million common shares outstanding, 2.884 million options outstanding at an average strike price of $11.50 per share, and 0.392 million RSUs, per Pioneer Management as of July 23, 2014 and accounted for using the treasury stock method. Assumes $196.0 million in net debt as of June 30, 2014 based on revised management estimates as of July 29,
2014. Assumes Pioneer maintains minimum cash balance of $5 million. Assumes $8 million of transaction fees, $10 million of financing fees.
(1) Adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
(2) Adjustment related to Public Company Costs.
IRR Sensitivity to Transaction Metrics
Assumes elimination of public company
costs of ~$4 to $5 million per annum
during sponsor ownership
(2)
Sources $ %
First Lien (L+375bps) $255 38%
Second Lien (8.75%) 120 18%
Equity Contribution 297 44%
Total Sources $677 100%
Uses $ %
Equity Purchase $461 68%
Refi. Pioneer Debt (Revolver) 197 29%
Fees & Expenses 19 3%
Total Uses $677 100%
(1)
Offer Price Per Share
##### $10.00 $11.00 $12.00 $13.00 $14.00
7.0x 28.4% 22.4% 17.6% 13.6% 13.6%
7.5x 32.2% 26.1% 21.1% 17.0% 13.5%
8.0x 35.7% 29.4% 24.3% 20.1% 16.5%
8.5x 39.0% 32.5% 27.3% 23.0% 19.3%
9.0x 42.0% 35.4% 30.1% 25.6% 21.9%
Implied LTM 2014 Multiple 7.1x 7.6x 8.1x 8.5x 9.0x
Exit
Multiple
As of June 30, 2014
Status Quo Adj. Pro Forma
Cash $1 -- $1
Existing Pioneer Debt (Revolver) $197 ($197) --
New First Lien (L+375bps) -- 255 255
New Second Lien (8.75%) -- 120 120
Total Debt $197 $375
Net Debt 196 374
Equity $259 $290
Total Capitalization $456 $665
2014E Adj. EBITDA (LTM 6/30) $76 $4 $80
Credit Statistics:
Total Debt / Adj. EBITDA 2.60x 4.71x
Net Debt / Adj. EBITDA 2.59 4.70

Illustrative LBO Analysis –
Pioneer Base Case (Cont’d)
Illustrative $14.00 Offer Price Per Share
____________________
Source: Pioneer Base Case as of April 9, 2014. 2014E figures updated to reflect revised management estimates as of August 1, 2014.
Note: Dollars in millions.
(1) FY2014E estimates adjusted to reflect actual Q3 FY2014 results. 2014E Adj. EBITDA includes ~$5 million adjustment related to Public Company Costs, Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
(2) Adjusted EBITDA includes elimination of public company costs of $3.9 - $4.7 million.
Appendix
Fiscal Year Ending June 30,
PF 2014E
(1)
2015E 2016E 2017E 2018E
Income Statement:
Revenue $811 $871 $955 $1,010 $1,050
% Growth (11.8%) 7.4% 9.7% 5.8% 3.9%
Adj. EBITDA
(2)
$80 $85 $101 $108 $113
% Margin 9.8% 9.7% 10.6% 10.7% 10.8%
EBITDA $71 $81 $97 $103 $109
% Margin 8.7% 9.3% 10.2% 10.2% 10.3%
Net Interest Expense - $23 $24 $25 $26
Capital Expenditures, Net - 29 53 41 45
Balance Sheet:
Cash $1 $5 $5 $5 $5
Total Debt $380 $365 $364 $346 $327
Cumulative Debt Paydown - 3.9% 4.3% 8.8% 14.1%
Credit Statistics:
Total Debt / Adj. EBITDA 4.8x 4.3x 3.6x 3.2x 2.9x
Net Debt / Adj. EBITDA 4.8x 4.3x 3.5x 3.2x 2.8x
Adj. EBITDA / Net Interest Expense - 3.7x 4.3x 4.3x 4.4x
(Adj. EBITDA - CapEx) / Net Interest Expense - 2.5x 2.0x 2.6x 2.7x

Offer Price Per Share
##### $12.00 $13.00 $14.00 $15.00 $16.00
7.0x 25.9% 21.6% 18.0% 14.8% 12.0%
7.5x 29.2% 24.8% 21.1% 17.8% 14.9%
8.0x 32.3% 27.8% 23.9% 20.6% 17.6%
8.5x 35.1% 30.5% 26.6% 23.2% 20.2%
9.0x 37.8% 33.1% 29.2% 25.7% 22.6%
Implied LTM 2014 Multiple 8.1x 8.5x 9.0x 9.5x 10.0x
Exit
Multiple
As of June 30, 2014
Status Quo Adj. Pro Forma
Cash $1 -- $1
Existing Pioneer Debt (Revolver $197 ($197) --
New First Lien (L+375bps) -- 255 255
New Second Lien (8.75%) -- 120 120
Total Debt $197 $375
Net Debt 196 374
Equity $259 $368
Total Capitalization $456 $743
2014E Adj. EBITDA (LTM 6/30) $76 $4 $80
Credit Statistics:
Total Debt / Adj. EBITDA 2.60x 4.71x
Net Debt / Adj. EBITDA 2.59 4.70

Appendix
Illustrative LBO Analysis – Pioneer Sensitivity Case
PF Capitalization ($16.25 Offer Price) Sources and Uses ($16.25 Offer Price)
IRR Sensitivity to Transaction Metrics
Assumes elimination of public company
costs of ~$4 to $5 million per annum
during sponsor ownership
(2)
Sources $ %
First Lien (L+375bps) $255 34%
Second Lien (8.75%) 120 16%
Equity Contribution 375 50%
Total Sources $755 100%
Uses $ %
Equity Purchase $539 71%
Refi. Pioneer Debt (Revolver) 197 26%
Fees & Expenses 19 3%
Total Uses $755 100%
(1)
____________________
Source: Pioneer Base Case as of April 9, 2014 and FactSet as of June 25, 2014. 2014E figures updated to reflect revised management estimates as of August 1, 2014.
Note: Dollars in millions. Assumes illustrative June 30, 2014 transaction close. Based on 31.939 million common shares outstanding, 2.884 million options outstanding at an average strike price of $11.50 per share, and 0.392 million RSUs, per Pioneer Management as of July 23, 2014 and accounted for using the treasury stock method. Assumes $196.0 million in net debt as of June 30, 2014 based on revised management estimates as of July 29,
2014. Assumes Pioneer maintains minimum cash balance of $5 million. Assumes $8 million of transaction fees, $10 million of financing fees.
(1) Adjustment related to Loss on Sale and Other Expenses, M&A expenses, Tres Amigas reserves, California Job Losses and Severance.
(2) Adjustment related to Public Company Costs.

Revenue Growth Breakdown
Revenue Breakdown
Review of Base Case Projections – Revenue
Appendix
____________________
Source: Pioneer Base Case as of April 9, 2014. Management 2014E figures updated to reflect management forecast as of August 1, 2014.
Note: Dollars in millions.
Fiscal Year Ending June 30,
2009A 2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E 2018E
Overhead Distribution
$265.0 $248.6 $258.0 $300.2 $270.8 $303.9 $301.5 $319.5 $335.5 $352.3
Underground Distribution
87.5 63.6 62.9 64.5 69.0 $67.8 66.3 72.9 78.7 82.7
Transmission
52.9 68.8 73.5 70.7 91.8 89.5 99.3 109.3 118.0 123.9
Substation
16.4 23.7 29.7 31.4 34.6 32.0 34.0 35.7 37.5 39.4
Truck Fabrication
0.5 - 0.5 3.4 10.8 10.7 - - - -
Storm
152.8 46.6 64.5 70.5 155.9 64.2 75.0 75.0 75.0 75.0
T&D Revenue
$575.1 $451.3 $489.1 $540.7 $632.9 $568.2 $576.1 $612.4 $644.7 $673.2
Engineering and Siting
$38.4 $52.7 $75.6 $69.2 $155.8 $154.1 $161.9 $178.1 $192.3 $202.0
Klondyke (Union Construction)
-- -- 28.1 46.3 99.5 45.4 55.1 60.6 65.4 68.7
Pine Valley (Union Construction)
-- -- -- 18.9 24.2 43.1 45.5 50.0 54.0 56.7
International
-- -- 1.1 10.1 6.3 (0.1) -- -- -- --
New Opportunities -- -- -- -- -- -- 32.0 53.5 53.5 49.0
Revenue
$613.5 $504.1 $593.9 $685.2 $918.7 $810.7 $870.5 $954.6 $1,010.0 $1,049.6
Fiscal Year Ending June 30,
2009A 2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E 2018E
Overhead Distribution
-- (6.2%) 3.8% 16.4% (9.8%) 12.2% (0.8%) 6.0% 5.0% 5.0%
Underground Distribution
-- (27.3%) (1.1%) 2.6% 6.9% (1.7%) (2.3%) 10.0% 8.0% 5.0%
Transmission
-- 30.1% 6.8% (3.7%) 29.7% (2.5%) 11.0% 10.0% 8.0% 5.0%
Substation
-- 44.7% 25.5% 5.6% 10.5% (7.6%) 6.3% 5.0% 5.0% 5.0%
Truck Fabrication -- (100.0%) NM 608.6% 218.8% (0.4%) (100.0%) -- -- --
Storm
-- (69.5%) 38.4% 9.3% 121.0% (58.8%) 16.8% -- -- --
T&D Revenue
-- (21.5%) 8.4% 10.6% 17.0% (10.2%) 1.4% 6.3% 5.3% 4.4%
Engineering and Siting -- 37.5% 43.4% (8.6%) 125.3% (1.1%) 5.1% 10.0% 8.0% 5.0%
Klondyke (Union Construction)
-- -- -- 65.2% 114.7% (54.4%) 21.3% 10.0% 8.0% 5.0%
Pine Valley (Union Construction)
-- -- -- -- 28.5% 77.9% 5.5% 10.0% 8.0% 5.0%
International
-- -- -- 811.2% (37.7%) (101.6%) -- -- -- --
New Opportunities
-- -- -- -- -- -- -- 67.2% -- (8.4%)
Revenue
-- (17.8%) 17.8% 15.4% 34.1% (11.8%) 7.4% 9.7% 5.8% 3.9%

Gross Margin (%)
Gross Margin
Review of Base Case Projections – Gross Margin
Appendix
____________________
Source: Pioneer Base Case as of April 9, 2014.  Management 2014E figures updated to reflect management forecast as of August 1, 2014. Note: Dollars in millions.
Fiscal Year Ending June 30,
2012A 2013A 2014E 2015E 2016E 2017E 2018E
Overhead Distribution
$28.8 $27.2 $26.8 $29.5 $32.9 $35.2 $38.0
Underground Distribution
8.5 12.0 13.4 11.6 12.7 13.7 14.4
Transmission
12.8 18.6 19.3 22.0 24.2 26.2 27.5
Substation
2.1 3.5 3.5 4.3 4.7 5.0 5.2
Truck Fabrication
0.0 0.3 0.1 - - - -
Storm
23.8 68.6 25.4 22.5 22.5 22.5 22.5
T&D Gross Margin
$76.0 $130.2 $88.6 $89.9 $97.0 $102.5 $107.6
Engineering and Siting
$7.1 $13.4 $12.1 $17.3 $21.2 $23.1 $24.3
Klondyke (Union Construction)
6.6 9.0 2.4 3.4 5.0 6.0 6.9
Pine Valley (Union Construction)
2.0 (3.4) 0.9 3.0 4.3 5.8 7.2
International
(0.0) (2.0) (0.2) - - - -
New Opportunities
- - - 4.6 8.2 8.2 7.7
Gross Margin
$91.7 $147.2 $103.7 $118.3 $135.7 $145.7 $153.7
Fiscal Year Ending June 30,
2012A 2013A 2014E 2015E 2016E 2017E 2018E
Overhead Distribution
9.6% 10.0% 8.8% 9.8% 10.3% 10.5% 10.8%
Underground Distribution
13.2% 17.4% 19.7% 17.4% 17.4% 17.4% 17.4%
Transmission
18.1% 20.3% 21.6% 22.2% 22.2% 22.2% 22.2%
Substation
6.6% 10.1% 10.9% 12.7% 13.2% 13.3% 13.3%
Truck Fabrication
0.9% 2.9% 1.3% --  --  --  --
Storm
33.7% 44.0% 39.6% 30.0% 30.0% 30.0% 30.0%
T&D Gross Margin
14.0% 20.6% 15.6% 15.6% 15.8% 15.9% 16.0%
Engineering and Siting
10.3% 8.6% 7.8% 10.7% 11.9% 12.0% 12.0%
Klondyke (Union Construction)
14.3% 9.0% 5.3% 6.2% 8.2% 9.2% 10.1%
Pine Valley (Union Construction)
10.6% (14.1%) 2.1% 6.7% 8.7% 10.7% 12.8%
International
(0.0%) (31.8%) 242.7% --  --  --  --
New Opportunities
--  --  --  14.5% 15.4% 15.4% 15.6%
Gross Margin
13.4% 16.0% 12.8% 13.6% 14.2% 14.4% 14.6%